SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         November 2, 2004

VISTA MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in Charter)

Delaware	0-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Faraday Avenue, Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 603-9120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit 99.1           Press release issued by Vista Medical Technologies, Inc. on November 2, 2004, announcing financial results for the nine months ended September 30, 2004.

Item 2.02.                                          Results of Operation and Financial Condition

On November 2, 2004, Vista Medical Technologies, Inc. issued a press release announcing its financial results for the nine months ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Medical Technologies, Inc.

Dated: November 2, 2004	By:	/s/ John Lyon
John Lyon
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by Vista Medical Technologies, Inc. on November 2, 2004, announcing financial results for the nine months ended September 30, 2004.